U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 16, 2014

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway – Suite 310, Frisco Texas 75034		14031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Greatbatch, Inc. was held on May 16, 2014. At the 2014 Annual Meeting, stockholders approved each of management’s proposals which consisted of (i) the election of nine (9) directors, all of whom were then serving as directors of Greatbatch, Inc., for a term of one (1) year and until their successors are elected and qualified; (ii) the amendment to the Greatbatch, Inc. 2011 Stock Incentive Plan; (iii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2014; and (iv) the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers.

The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2014 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Pamela G. Bailey	22,414,398	256,824	1,229,763
Anthony P. Bihl III	22,516,818	154,404	1,229,763
Joseph W. Dziedzic	22,518,272	152,950	1,229,763
Thomas J. Hook	22,406,777	264,445	1,229,763
Kevin C. Melia	22,135,210	536,012	1,229,763
Dr. Joseph A. Miller, Jr.	22,412,982	258,240	1,229,763
Bill R. Sanford	22,427,166	244,056	1,229,763
Peter H. Soderberg	22,417,754	253,468	1,229,763
William B. Summers, Jr.	22,442,472	228,750	1,229,763

The following table reflects the tabulation of the votes with respect to the amendment of the Greatbatch, Inc. 2011 Stock Incentive plan:

Shares FOR:	20,565,473
Shares AGAINST:	2,039,996
Shares ABSTAINING:	65,753
Broker NON VOTE:	1,229,763

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2014:

Shares FOR:	23,422,602
Shares AGAINST:	408,318
Shares ABSTAINING:	70,065

The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers:

Shares FOR:	21,518,319
Shares AGAINST:	661,418
Shares ABSTAINING:	491,485
Broker NON VOTE:	1,229,763

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 16, 2014	GREATBATCH, INC. By: /s/ Timothy G. McEvoy __ Timothy G. McEvoy Senior Vice President, General Counsel & Secretary